                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 GRANT PRIDECO
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[GRANT PRIDECO LOGO]


Grant Prideco
1330 Post Oak Blvd., Suite 2700
Houston, TX  77056
Phone:   (832) 681-8604
Fax:     (832) 681-8688

July 15, 2002

Dear Grant Prideco Stockholder:

            On June 23, 2002, the Board of Directors of Grant Prideco appointed Mr. Michael McShane to serve as our President and Chief Executive Officer. In these management positions, Mr. McShane replaced Mr. Curtis Huff, who was previously named as one of the nominees for election to the Board of Directors in our definitive proxy statement dated April 30, 2002. Since the date of the definitive proxy statement, Mr. Huff has elected not to stand for re-election as a director, and on June 23, 2002, the Board of Directors appointed Mr. McShane as a director. As a result of these events, at our originally scheduled Annual Meeting on June 27, 2002, our stockholders voted in favor of a motion to adjourn and reconvene our Annual Meeting on Wednesday, August 28, 2002 at 10:00 a.m., Houston time.

            At the reconvened Annual Meeting, the duly appointed proxy (or his duly appointed substitute) plans to exercise his discretionary authority granted under the proxy rules to vote shares previously voted for Mr. Huff, who has elected not to serve as a director, in favor of the election of Mr. McShane. Therefore, if you have previously completed a proxy card appointing the proxy and authorizing him to vote for Mr. Huff, the proxy will use his discretionary authority to vote your shares for Mr. McShane instead of for Mr. Huff. With respect to the other nominees for director, the proxy will vote according to the instructions previously given by you. It is not necessary for you to submit a new proxy card unless you desire to revoke your prior proxy and grant a new proxy withholding authority to vote for Mr. McShane.

            In the event that you previously voted for Mr. Huff and desire to withhold proxy authority to vote for Mr. McShane, your proxy is revocable. In order to revoke your formerly submitted proxy, you should complete and date the enclosed proxy card and indicate that you withhold authority to vote for Mr. McShane. In the event you desire to change your vote with respect to any of the other directors, you should complete and date the new proxy card and indicate that you withhold your authority to vote for such directors. Finally, if you have not yet voted, you may cast a vote by completing and returning the enclosed proxy card. You may revoke your proxy at any time prior to the reconvened Annual Meeting or by voting in person at the meeting. YOUR LATEST DATED PROXY WILL BE THE ONE THAT IS COUNTED.

            Additional information about Mr. McShane and the reconvened Annual Meeting is included in Annex A to this Letter.

            YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTOR, INCLUDING MR. MCSHANE.

            This letter supplements the Proxy Statement, which was previously provided to you.

                                       By Order of the Board of Directors,


                                       Philip A. Choyce
                                       Corporate Secretary

                                     ANNEX A
                               GRANT PRIDECO, INC.
                           PROXY STATEMENT SUPPLEMENT
                    RECONVENED ANNUAL MEETING OF STOCKHOLDERS

WHEN IS THE RECONVENED ANNUAL MEETING?

         Wednesday, August 28, 2002, at 10:00 a.m., Houston time, in the First Floor Auditorium, Four Oaks Place, 1330 Post Oak Blvd., Suite 2700, Houston, Texas 77056.

WHAT WILL BE VOTED UPON AT THE RECONVENED ANNUAL MEETING?

         Proposal 1 on the proxy card will be submitted for a vote of stockholders on the election of seven nominees as directors of the Company. The nominees are summarized in the Proxy Statement previously sent to you, as amended by this Supplement. The only change in the nominees for director is that Curtis Huff has elected not to stand for re-election as a director. The Board of Directors appointed Michael McShane to fill Mr. Huff's vacancy and has nominated him for election as a director.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF MR. MCSHANE AND THE OTHER NOMINEES FOR DIRECTOR LISTED ON THE ENCLOSED PROXY CARD.

WHAT IS MICHAEL MCSHANE'S BACKGROUND?

         Mr. McShane is 48 years old. Before being elected Chief Executive Officer, President and Director of Grant Prideco on June 23, 2002, Mr. McShane served as Senior Vice President and Chief Financial Officer and Director of BJ Services, Inc., an oilfield services company headquartered in Houston, Texas. Mr. McShane joined BJ Services from Reed Tool Company in 1987 as Vice President--Finance and was named Senior Vice President--Finance of BJ Services in 1998. At Reed Tool Company he held various financial management positions, including Corporate Controller and Regional Controller of Far East Operations. Mr. McShane received a BBA in Accounting from the University of Texas at Austin and later became a Certified Public Accountant.

IF I ALREADY RETURNED A PROXY CARD FOR THE ANNUAL MEETING AND I VOTED "FOR" MR. HUFF, DO I NEED TO VOTE AGAIN?

         The proxy will use his discretionary authority granted under the proxy rules to cast all votes "for" Mr. Huff as votes "for" Mr. McShane. If you wish your proxy to be voted "for" Mr. McShane, you do not need to send in a new proxy card or change your vote.

         If you wish to "withhold" your vote for Mr. McShane, you may revoke your previously submitted proxy. To revoke your proxy, you should complete and return the enclosed proxy card indicating that you are withholding such authority. The proxy will vote in the manner directed by you on the proxy card. If no direction is made, the proxy will vote "for" all of the nominees for director listed on the enclosed proxy card, including Mr. McShane.

IF I ALREADY RETURNED A PROXY CARD FOR THE ANNUAL MEETING AND I "WITHHELD" MY VOTE FOR MR. HUFF, DO I NEED TO VOTE AGAIN?


         A vote "withheld" for Mr. Huff will be "withheld" for Mr. McShane because no proxy authority has been granted. If you wish to "withhold" your vote for Mr. McShane, you do not need to send in a new proxy card or change your vote.

         If you wish to vote "for" Mr. McShane, you may revoke your previously submitted proxy. To revoke your proxy, you should complete and return the enclosed proxy card indicating this vote. The proxy will vote in the manner directed by you on the proxy card. If no direction is made, the proxy will vote "for" all of the nominees for director listed on the enclosed proxy card, including Mr. McShane.

IF I ALREADY RETURNED A PROXY CARD FOR THE ANNUAL MEETING, CAN I CHANGE MY VOTE FOR ANY OF THE OTHER DIRECTORS?


         Yes.  You can revoke your proxy by:

               o writing to the Corporate Secretary (at 1330 Post Oak Blvd., Suite 2700, Houston, Texas 77056) before the Annual Meeting;

               o voting again via mail (including by returning the enclosed proxy card); or

               o   casting your vote in person at the reconvened Annual Meeting.

         YOUR LAST VOTE WILL BE THE VOTE THAT IS COUNTED.

IF I HAVE QUESTIONS, WHO SHOULD I CALL?

You may call Grant Prideco's Investor Relations Department at (832) 681-8000 if you have any questions.

                              [GRANT PRIDECO LOGO]


                                    PROXY FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 28, 2002


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned stockholder of Grant Prideco, Inc. ("Grant") hereby appoints Bernard J. Duroc-Danner, proxy, with full power of substitution, for the undersigned to vote the number of shares of common stock of Grant that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on August 28, 2002, at 10:00 a.m., Houston time, at the First Floor Auditorium, Four Oaks Place, 1330 Post Oak Blvd., Houston, Texas 77056, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 30, 2002, as amended by the Supplement dated July 15, 2002:

(1) Election of the following Nominees as Directors, as set forth in the Proxy Statement, as amended by the Supplement:

         Bernard J. Duroc-Danner, David J. Butters, Eliot M. Fried, Sheldon B. Lubar, Michael McShane, Robert K. Moses, Jr. and Robert A. Rayne

         FOR All Nominees listed above                WITHHOLD
         (except as marked to the contrary below)     All Nominees listed above

         [ ]                                          [ ]

         INSTRUCTION: To withhold authority to vote for any Nominee, write that Nominee's name in the space provided below.

         ----------------------------------------------------------------------

(2) To consider and take action upon any other matter which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.



                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTOR LISTED ON THE OTHER SIDE HEREOF UNDER PROPOSAL 1.

Receipt of the Proxy Statement dated April 30, 2002, as supplemented by the Supplement dated July 15, 2002, and the Annual Report of Grant for the year ended December 31, 2001, is hereby acknowledged.

-------------------------------------------------------------------------------


                                         ---------------------------------------
                                          Signature of Stockholder(s)

                                          Please sign your name exactly as it
                                          appears hereon. Joint owners must each
                                          sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give your full title
                                          as it appears thereon. If signer is a
                                          corporation, execute in full corporate
                                          name by authorized officer.

                                          Date: _____________________ , 2002.



   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.